UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 12, 2005

flexSCAN, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-09283	88-0299716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27201 Puerta Real, Suite 350 Mission Viejo, California 92691
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 609-1966

(Former address, if changed since last report)

Copies to:
Jeffrey Fessler, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

flexSCAN, Inc. f/k/a Fuel Corporation of America (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K filed with the Securities Exchange Commission on August 18, 2005 in connection with the merger completed on August 12, 2005, pursuant to the terms of the previously reported Agreement and Plan of Merger with the Company, FCA Acquisition Corp., its wholly owned subsidiary and flexSCAN, Inc. The only portion of such Form 8-K being amended is to include the filing of financial statements required to be filed thereunder.

Item 9.01	Financial Statements and Exhibits

	(a)	Financial Statements of Businesses Acquired.

Audited Financial Statements of flexSCAN, Inc. as of June 30, 2005 and for the years ended June 30, 2005 and 2004.

	(b)	Pro Forma Financial Information.

Pro Forma financial information will be furnished at a later date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flexSCAN, Inc.

Date: December 27, 2005	/s/ Thomas Banks

Thomas Banks Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
flexSCAN, Inc.

We have audited the accompanying balance sheet of flexSCAN, Inc. (the “Company”) as of June 30, 2005, and the related statements of operations, stockholders' deficit and cash flows for each of the years in the two-year period ended June 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of flexSCAN, Inc. at June 30, 2005, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has incurred recurring losses, and has a working capital deficit of $402,131 and a stockholders' deficit of $322,906 at June 30, 2005.  These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

CORBIN & COMPANY, LLP

Irvine, California
December 21, 2005

flexSCAN, Inc.

BALANCE SHEET

ASSETS	June 30, 2005

Current assets:
Cash	$7,362
Accounts receivable:
Billed	13,341
Unbilled	96,013
Prepaid expenses and other current assets	41,055
Total current assets	157,771

Fixed assets, net	156,121
Deposits	42,016
Intangible asset, net	5,622

$361,530

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$186,948
Accrued expenses	22,039
Deferred revenue	16,056
Deferred compensation	132,126
Current portion of deferred rent liability	14,733
Current portion of capital lease obligations	16,354
Current portion of related party notes payable, net of debt
discount of $85,756	171,646
Total current liabilities	559,902

Deferred rent liability, net of current portion	70,725
Capital lease obligations, net of current portion	44,512
Related party notes payable, net of current portion	9,297
Total liabilities	684,436

Commitments and contingencies

Stockholders’ deficit:
Preferred stock - Series B, $0.001 par value; 300,000 shares authorized;
646,334 shares issued and outstanding
(liquidation preference of $4,524,338)	646
Preferred stock - Series A, $0.001 par value; 350,000 shares authorized;
194,889 shares issued and outstanding
(liquidation preference of $974,445)	195
Common stock, $0.001 par value; 20,000,000 shares authorized;
4,375,835 shares issued and outstanding	4,376
Additional paid-in capital	7,421,252
Accumulated deficit	(7,749,375)
Total stockholders’ deficit	(322,906)

$361,530

See report of independent registered public accounting firm and accompanying notes to financial statements

flexSCAN, Inc.

STATEMENTS OF OPERATIONS

	For The Years Ended June 30,
	2005	2004

Sales	$507,830	$185,285

Cost of sales	155,036	111,257

Gross profit	352,794	74,028

Selling, general and administrative expenses	2,607,022	2,652,128

Loss from operations	(2,254,228)	(2,578,100)

Other income (expense):
Interest expense, net	(89,598)	(328,132)
Equipment financing income, net	43,605	154,900
Derivative valuation gain (loss)	2,216,289	(267,653)
Other	—	15,800

Total other income (expense), net	2,170,296	(425,085)

Loss before income taxes	(83,932)	(3,003,185)

Income taxes	800	800

Net loss	(84,732)	(3,003,985)

Deemed preferred stock dividends	(675,000)	—

Net loss available to common stockholders	$(759,732)	$(3,003,985)

Net loss available to common stockholders per
common share:
Basic and diluted loss per common share	$(0.19)	$(0.95)
Basic and diluted weighted average common
shares outstanding	3,927,071	3,145,541

See report of independent registered public accounting firm and accompanying notes to financial statements

flexSCAN, Inc.

STATEMENTS OF STOCKHOLDERS’ DEFICIT

For The Years Ended June 30, 2005 and 2004

							Additional		Total
	Preferred Series B		Preferred Series A		Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit

Balance, July 1, 2003	50,143	$50	194,889	$195	3,143,339	$3,144	$2,867,322	$(3,985,658)	$(1,114,947)

Issuance of common stock in connection with exercise of warrants	—	—	—	—	2,496	2	—	—	2

Issuance of preferred stock in connection with exercise of warrants	21,428	22	—	—	—	—	149,974	—	149,996

Issuance of preferred stock for cash	137,162	137	—	—	—	—	749,897	—	750,034

Issuance of preferred stock upon conversion of convertible notes	155,140	155	—	—	—	—	899,845	—	900,000

Estimated fair value of warrants granted to employees	—	—	—	—	—	—	229,194	—	229,194

Net loss	—	—	—	—	—	—	—	(3,003,985)	(3,003,985)

Balance, June 30, 2004	363,873	364	194,889	195	3,145,835	3,146	4,896,232	(6,989,643)	(2,089,706)

See report of independent registered public accounting firm and accompanying notes to financial statements

flexSCAN, Inc.

STATEMENTS OF STOCKHOLDERS’ DEFICIT - CONTINUED

For The Years Ended June 30, 2005 and 2004

							Additional		Total
	Preferred Series B		Preferred Series A		Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit

Issuance of common stock in connection with exercise of warrants	—	—	—	—	1,230,000	1,230	413,770	—	415,000

Issuance of preferred stock for cash	225,000	225	—	—	—	—	899,775	—	900,000

Estimated fair value of warrants granted to employees	—	—	—	—	—	—	151,200	—	151,200

Deemed dividend related to warrants issued in connection with preferred stock	—	—	—	—	—	—	—	(675,000)	(675,000)

Issuance of preferred stock per anti-dilution agreements	57,461	57	—	—	—	—	(57)	—	—

Estimated fair value of warrants and debt-related derivative liabilities reclassified from liabilities	—	—	—	—	—	—	1,060,332	—	1,060,332

Net loss	—	—	—	—	—	—	—	(84,732)	(84,732)

Balance, June 30, 2005	646,334	$646	194,889	$195	4,375,835	$4,376	$7,421,252	$(7,749,375)	$(322,906)

See report of independent registered public accounting firm and accompanying notes to financial statements

flexSCAN, Inc.

STATEMENT OF CASH FLOWS

	For The Years Ended June 30,
	2005	2004

Cash flows from operating activities:
Net loss	$(84,732)	$(3,003,985)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	41,902	22,421
Amortization of debt discount	21,512	276,563
Estimated fair value of warrants issued for services	441,461	584,847
Estimated fair value of warrants issued to employees	151,200	229,194
Estimated (gain) loss on financial derivatives	(2,216,289)	267,653
Changes in operating assets and liabilities:
Accounts receivable, net	(33,724)	(73,903)
Prepaid expenses and other current assets	(27,220)	(10,722)
Other assets	33,219	(53,474)
Accounts payable	87,815	68,840
Accrued expenses and deferred revenue	84,386	159,877

Net cash used in operating activities	(1,500,470)	(1,532,689)

Cash flows used in investing activities:
Purchases of fixed assets	—	(109,916)

Cash flows from financing activities:
Issuance of common stock for cash	415,000	2
Issuance of Series B preferred stock for cash	900,000	900,030
Proceeds from borrowings under notes payable	230,000	220,000
Repayments of notes payable	(171,877)	(11,424)
Repayments of capital lease obligations	(5,869)	—

Net cash provided by financing activities	1,367,254	1,108,608

Net decrease in cash	(133,216)	(533,997)

Cash, beginning of year	140,578	674,575

Cash, end of year	$7,362	$140,578

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$65,470	$58,924
Income taxes	$—	$—

Supplemental schedule of non-cash investing and financing
activities:
Conversion of debt into preferred Series B shares	$—	$900,000
Purchase of fixed assets under capital lease obligations	$66,735	$—
Value of warrants issued with preferred Series B shares	$675,000	$—
Debt discount recorded for warrants issued with debt	$100,000	$9,691
Par value of issued anti-dilution preferred Series B
shares	$57	$—
Estimated fair value of warrants and debt-related
derivative liabilities reclassified from liabilities	$1,060,332	$—

See report of independent registered public accounting firm and accompanying notes to financial statements

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 1 – ORGANIZATION AND BUSINESS

Organization and Nature of Operations

flexSCAN, Inc. (the “Company”) was formed in February 2001 as a Delaware corporation. The Company was originally engaged in developing a franchising business model for the computed tomography (CT) health screening market. The Company subsequently modified the nature of its operations and is currently a healthcare information and services organization focusing on providing high technology medical imaging diagnostic services via a unique wellness screening benefits program (“mywellness360”) combined with online medical records, diet, fitness and multi-media medical interpretation and radiology interpretations.

On July 15, 2005, the Company entered into an Agreement and Plan of Merger with Fuel Corporation of America, a publicly traded company whose shares are listed on the OTCBB and FCA Acquisition Corp., a wholly-owned subsidiary of Fuel Corporation of America. The merger closed on August 12, 2005 (see Note 9).

Liquidity and Management’s Plans

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has not generated significant revenues from operations and has no assurance of any future revenues. The Company incurred net losses of $84,732 and $3,003,985 during the years ended June 30, 2005 and 2004, respectively. Also, the Company has a cash balance of only $7,362, has a working capital deficit of $402,131 and a stockholders’ deficit of $322,906 at June 30, 2005. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

The Company’s success is dependent upon numerous items, certain of which are the successful growth of revenues from its services, its ability to obtain new customers in order to achieve levels of revenue adequate to support the Company’s current and future cost structure, and its success in obtaining financing for operations, for which there is no assurance. Unanticipated problems, expenses, and delays are frequently encountered in establishing and maintaining profitable operations. These include, but are not limited to, product development, technical difficulties, market acceptance and sales and marketing. The failure of the Company to meet any of these conditions could have a materially adverse effect on the Company and may force the Company to reduce or curtail operations. No assurance can be given that the Company can achieve or maintain profitable operations.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 1 – ORGANIZATION AND BUSINESS, continued

The Company’s management recognizes that the Company must obtain additional capital for the eventual achievement of sustained profitable operations. Management’s plans include obtaining additional capital through equity financing sources. However, no assurance can be given that additional capital, if needed, will be available when required or upon terms acceptable to the Company or that the Company will be successful in its efforts to negotiate the extension of its existing debt. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, among others, realization of accounts receivable, recoverability of long-lived assets, deferred tax asset valuation allowance and valuation of derivative instruments. Actual results could differ from those estimates.

Concentrations of Credit Risk

Cash

The Company maintains its cash accounts in financial institutions. Accounts at these financial institutions are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. At June 30, 2005 the Company had no deposits which were in excess of the FDIC insurance limit. The Company performs ongoing evaluations of these institutions to limit its concentration risk exposure.

Customers

The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company regularly monitors its customer collections and payments and will record a provision for estimated credit losses based upon the Company’s historical experience and any specific customer collection issues that have been identified. At June 30, 2005, no reserve against accounts receivable was required.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Fair Value of Financial Instruments

The Company’s consolidated financial instruments consist of cash, accounts receivable, accounts payable and accrued expenses, and related party notes payable. The carrying values for all such instruments, except the related party notes payable, approximate fair value at June 30, 2005 due to the short maturities of such financial instruments. The fair value of related party notes payable approximates their carrying value and was determined based on the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Fixed Assets

Fixed assets are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization of fixed assets are provided using the straight-line method over estimated useful lives ranging from three to five years. Betterments, renewals and extraordinary repairs that extend the lives of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation and amortization applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in current operations.

Intangible Asset

The intangible asset is a domain name which is amortized using the straight-line method over its estimated useful life of five years.

Long-Lived Assets

The Company’s management assesses the recoverability of its long-lived assets upon the occurrence of a triggering event by determining whether the depreciation and amortization of long-lived assets over their remaining useful lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long-lived asset impairment is determined by management. At June 30, 2005, the Company’s management believes there is no impairment of its long-lived assets. There can be no assurance, however, that market conditions will not change or demand for the Company’s services will continue, which could result in impairment of its long-lived assets in the future.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Derivative Financial Instruments

In connection with the issuance of certain convertible notes payable in April and June 2003 (see Note 5), the notes payable provided for a conversion of the notes into shares of the Company’s Series B preferred stock at a rate which was determined to be variable. The Company determined that the variable conversion feature was an embedded derivative instrument pursuant to Statement of Financial Accounting Standards (“SFAS”) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended. The accounting treatment of derivative financial instruments required that the Company record the derivatives and related warrants at their fair values as of the inception date of the note agreements and at fair value as of each subsequent balance sheet date. In addition, under the provisions of Emerging Issues Task Force (“EITF”) Issue No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, as a result of entering into the note agreements, the Company was required to classify all other non-employee warrants as derivative liabilities and record them at their fair values at each balance sheet date. Any change in fair value was recorded as non-operating, non-cash income or expense at each balance sheet date. If the fair value of the derivatives was higher at the subsequent balance sheet date, the Company recorded a non-operating, non-cash charge. If the fair value of the derivatives was lower at the subsequent balance sheet date, the Company recorded non-operating, non-cash income.

During the years ended June 30, 2005 and 2004, the Company recognized other income (expense) of $2,216,289 and ($267,653) related to recording the derivative liabilities at fair value. At June 30, 2005, there are no derivative liabilities since the variable debt instruments were settled in full in fiscal 2005. At the settlement date, the remaining derivative liabilities with a value of $1,060,332 were reclassified to additional paid-in capital.

Warrant-related derivatives were valued using the Black-Scholes Option Pricing Model with the following assumptions during the years ended June 30, 2005 and 2004: dividend yield of 0%; annual volatility of 50%; and risk free interest rates of 3.0% (2005) and 4.10% (2004).

Convertible Debentures

The convertible feature of certain of the Company’s notes payable provides for a rate of conversion that is below market value (see Note 5). This feature is characterized as a beneficial conversion feature (“BCF”), which is recorded by the Company pursuant to EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of EITF Issue No. 98-5 to Certain Convertible Instruments.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Company’s convertible debt is recorded net of the debt discount related to the BCF. The Company amortizes the discount to interest expense over the life of the debt on a straight-line basis, which approximates the effective interest method.

Revenue Recognition

The mywellness360 plan revenue is generally recognized when the service is provided. Monies collected in advance of the service being provided are recorded as deferred revenue. Unbilled receivables relate to revenues earned, but not billed prior to fiscal year end.

From time to time, the Company has acted in a manner similar to a medical equipment lease broker. As a broker, the Company earns a commission or fee for medical equipment leases referred to third parties on a non-recourse basis. The commission or fee is earned upon funding of the lease by the third party. The commission is recorded net of any related expenses and is included in financing income, net.

Advertising Costs

The Company expenses advertising costs when incurred. Advertising costs for the years ended June 30, 2005 and 2004 were $3,015 and $2,778, respectively.

Stock-Based Compensation

The Company accounts for equity instruments issued to non-employees in accordance with the provisions of SFAS No. 123, Accounting for Stock-Based Compensation, and EITF Issue No. 96-18, Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the third-party performance is complete or the date on which it is probable that performance will occur.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

SFAS No. 123 allows an entity to continue to measure compensation cost related to stock and stock options issued to employees using the intrinsic method accounting prescribed by Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees. Under APB No. 25, compensation cost, if any, is recognized over the respective vesting period based on the difference, on the date of grant, between the fair value of the Company's common stock and the grant price. Entities electing to retain the accounting method of APB No. 25 must make pro forma disclosures of net income (loss) and earnings (loss) per share, as if the fair value method of accounting defined in SFAS No. 123 had been applied.

The Company did not have a stock-based employee compensation plan during the years ended June 30, 2005 and 2004, but rather issued warrants to employees. The Company accounts for employee warrants granted under the recognition and measurement principles of APB No. 25, and related interpretations. During the years ended June 30, 2005 and 2004, the Company recorded stock-based employee compensation cost of $151,200 and $229,194, respectively, for employee warrants granted at or above the estimated fair market value of the Company’s common stock on the date of grant. The following table illustrates the effect on net loss and loss per share if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	For The Years Ended June 30,
	2005	2004

Net loss as reported	$(84,732)	$(3,003,985)

Add:
Stock-based employee compensation expense
included in reported net income, net of related
tax effects	151,200	229,194

Deduct:
Total stock-based employee compensation under
fair value based method for all awards, net
of related tax effects	(191,110)	(290,314)

Pro forma net loss	$(124,642)	$(3,065,105)

Basic and diluted loss per share - as reported	$(0.19)	$(0.95)

Basic and diluted loss per share - pro forma	$(0.20)	$(0.97)

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Basic and Diluted Loss Per Share

Basic loss per common share is computed based on the weighted average number of shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all potential dilutive common shares were issued. Basic and diluted loss per share are the same as the effect of stock options and warrants on loss per share are anti-dilutive and thus not included in the diluted loss per share calculation. The impact under the as-if converted method for dilutive convertible debt, and the treasury stock method for stock options and warrants would have resulted in incremental shares of 663,168 and 1,808,404 for the years ended June 30, 2005 and 2004, respectively.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment (“Statement 123(R)”) to provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Statement 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Statement 123(R) replaces SFAS No. 123 and supersedes APB 25. The Company will be required to apply Statement 123(R) in fiscal 2007. The Company is in the process of evaluating whether the adoption of Statement 123(R) will have a significant impact on the Company's overall results of operations or financial position.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets - an amendment of APB Opinion No 29, Accounting for Nonmonetary Transactions. SFAS No. 153 eliminates the exception for non-monetary exchanges of similar productive assets, which were previously required to be recorded on a carryover basis rather than a fair value basis. Instead, this statement provides that exchanges of non-monetary assets that do not have commercial substance be reported at carryover basis rather than a fair value basis. A non-monetary exchange is considered to have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not expect the adoption of SFAS No. 153 to have an impact on its financial condition or results of operations.

NOTE 3 – FIXED ASSETS

Property and equipment consist of the following:

Furniture and fixtures	$59,317
Computer hardware	80,475
Telephone system	11,549
Computer software	3,455
Equipment under capital lease	66,735
221,531

Less accumulated depreciation and amortization	(65,410)

$156,121

Depreciation of fixed assets was $39,091 and $19,610 for the years ended June 30, 2005 and 2004, respectively.

NOTE 4 – INTANGIBLE ASSET

The intangible asset consists of the following at June 30, 2005:

Assets subject to amortization:
Domain name	$14,055
Less accumulated amortization	(8,433)

$5,622

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 4 – INTANGIBLE ASSETS, continued

Amortization expense for the intangible asset for the years ended June 30, 2005 and 2004 was $2,811 in both years.

Estimated future annual amortization expense related to the intangible asset is as follows:

Years Ending June 30,
2006	$2,811
2007	2,811

NOTE 5 – RELATED PARTY NOTES PAYABLE

Related party notes payable consist of the following at June 30, 2005:

Note payable to officer, secured by office furniture, payable in monthly installments of $2,392, including interest at 14% per annum, maturing in November 2006, net of debt discount of $2,423 (see Note 7).	$34,276

Unsecured note payable to stockholder, principal and interest at 10% per annum, repaid in August 2005.	25,000

Unsecured notes payable to officers, unpaid principal and interest at 10% per annum due at maturity on December 31, 2005.	45,000

Convertible notes payable to related parties, secured by substantially all assets of the Company, principal and interest payable at the greater of an aggregate of $4,334 per annum or 10% per annum, due at various maturity dates through March 14, 2006, convertible into common stock of the Company at the lesser of $1.00 per share or the per share value of the Company upon a public transaction, if such transaction occurs, as defined, and convertible automatically upon the Company completing a public transaction, as defined.	60,000

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 5 – RELATED PARTY NOTES PAYABLE, continued

Convertible note payable to a related party, secured by substantially all assets of the Company, principal and interest payable at the greater of $10,000 per annum or 10% per annum, due on April 27, 2006, convertible into common stock of the Company at $0.50 per share and convertible automatically upon the Company commencing a public transaction, as defined, net of debt discount of $83,333 (see Note 7).	16,667
180,943

Less current portion	(171,646)

$9,297

During April and June 2003, the Company issued an aggregate of $900,000 in convertible promissory notes which bore interest at the prime rate plus 2%. Interest was payable monthly and the unpaid principal was due on the third anniversary of the issuance of the notes. Pursuant to the terms of the promissory notes, the note holders had the right, at any time prior to the second anniversary of the issuance of the notes, to convert the unpaid principal of the notes into shares of the Company’s Series B preferred stock. The number of shares issuable upon the conversion of the unpaid principal was to be determined by multiplying all outstanding shares of the Company by 2.5% (for $500,000 of principal) or 2.0% (for $400,000 of principal) resulting in a conversion price per share.

In connection with the issuance of the convertible promissory notes, the Company recorded a debt discount of $289,310 related to the fair value of the warrants issued and the fair value of the conversion right. During the year ended June 30, 2004, the Company amortized the remaining balance of the $274,140 of the debt discount to interest expense.

On December 31, 2003, the note holders converted the unpaid principal balance of $900,000 into 155,140 shares of the Company’s Series B preferred stock. The terms of the conversion agreements provided for the issuance of additional shares of the Company’s Series B preferred stock at the earlier to occur of (i) the second anniversary of the original note issuance date, or (ii) the occurrence of a liquidity event, as defined. In April and June 2005, the Company issued an additional 57,461 shares of the Company’s Series B preferred stock pursuant to the provisions of the conversion agreements. As additional consideration for entering into the conversion agreements, the Company agreed to pay the former note holders a fee equal to the interest that would have been payable on the full principal amount of the notes as if the notes had remained outstanding from the issuance dates through April and June 2005. During the years ended June 30, 2005 and 2004, the Company recorded interest expense of $46,028 and $21,836, respectively, related to this additional consideration.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 5 – RELATED PARTY NOTES PAYABLE, continued

These notes payable provided for a conversion of the notes into shares of the Company’s Series B preferred stock at a rate which was determined to be variable. The Company determined that the variable conversion features was an embedded derivative instrument pursuant to SFAS No. 133, as amended, and was bifurcated and recorded as a derivative liability on the date of issuance of the notes (see Note 2).

Total interest expense on related party notes payable was $19,558 and $29,733 and for the years ended June 30, 2005 and 2004, respectively.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Capital Leases

The Company has various capital lease agreements for equipment which expire through January 2009 with imputed interest rates of 10%. The following is an analysis of the equipment under capital leases, which is included in fixed assets at June 30, 2005:

Equipment	$66,735
Less accumulated depreciation	(7,288)

$59,447

Minimum future lease payments and present values of the net minimum lease payments for capital lease obligations are as follows:

Years Ending June 30,

2006	$21,882
2007	21,882
2008	19,571
2009	8,484
71,819

Less imputed interest	(10,953)

Present value of minimum lease payments	60,866

Less current installments	(16,354)

$44,512

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 6 – COMMITMENTS AND CONTINGENCIES, continued

Operating Leases

The Company leases its office facilities under a non-cancelable operating lease which requires initial base monthly rent of $16,345 and provides for fixed based rent escalations over the term of the lease which expires in March 2009. The Company also leases certain equipment under operating lease arrangements which require monthly payments aggregating $845 and expire at various dates through April 2009.

Future annual minimum rents under non-cancelable operating leases at June 30, 2005 are as follows:

Years Ending June 30,	Office Facilities	Equipment	Total

2006	$203,148	$10,141	$213,289
2007	208,548	7,933	216,481
2008	214,824	4,765	219,589
2009	165,496	1,569	167,065

	$792,016	$24,408	$816,424

Rent expense was $238,202 and $177,255 for the years ended June 30, 2005 and 2004, respectively.

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain transactions. The Company indemnifies its directors, officers, employees and agents to the maximum extent permitted under the laws of the State of Delaware. In connection with its office facility lease, the Company has indemnified its lessor for certain claims arising from the use of the facilities. The duration of the guarantees and indemnities varies, and in many cases is indefinite. These guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated to make any payments for these obligations and no liabilities have been recorded for these indemnities and guarantees in the accompanying consolidated balance sheet.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 7 – STOCKHOLDERS’ DEFICIT

Preferred Stock

The Company is authorized to issue 20,000,000 shares of common stock, $0.001 par value per share, of which 350,000 shares have been designated Series A preferred stock and 300,000 shares have been designated Series B preferred stock.

As of June 30, 2005, the Company had issued 381,334 shares of Series B preferred stock in excess of its designated amount. Prior to the Merger on August 12, 2005 (see Note 9), certain Series B preferred stockholders converted 381,334 shares of Series B preferred stock into 381,334 shares of common stock to cure this matter.

The holders of Series A and Series B preferred stock are entitled to the number of votes equal to the number of shares of common stock into which such preferred shares could then be converted, and in all other respects have the same voting rights as the holders of the common stock.

The Series A and Series B preferred stock are convertible, at the holder’s option, at any time after the date of issuance, or in the event of liquidation of the Company, into shares of the Company’s common stock at a conversion rate of one share of common stock for each one share of the Series A and Series B preferred stock issued and outstanding at the time of conversion. All dividends declared but unpaid on converted Series A and Series B preferred stock at the date of conversion are convertible into shares of the Company’s common stock at a conversion rate, as adjusted, of one share of common stock for each $5.00 and $7.00 of dividends declared but unpaid at the date of conversion of the Series A and Series B preferred stock, respectively. The Series A and Series B preferred stock are automatically convertible into shares of the Company’s common stock on the earlier to occur of (i) closing of a sale of the Company’s common stock in a registered public offering, as defined, (ii) the date specified by the vote of the holders of a majority of the shares of Series A and Series B preferred stock then outstanding, (iii) the participation of the Company in a merger in which the Company is not the surviving entity, (iv) the sale of substantially all of the assets or shares of the Company, or (v) the conversion of at least 50% of the Series A and Series B preferred stock originally issued by the Company.

The holders of Series A and Series B preferred stock are entitled to receive non-cumulative dividends in amount for each share of Series A and Series B preferred stock equal to the aggregate amount of such dividends for all shares of common stock into which each such share of Series A and Series B preferred stock could then be converted.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 7 – STOCKHOLDERS’ DEFICIT, continued

In the event of a liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of the Series A and Series B preferred stock are entitled to receive, out of the assets of the Company available for distribution to its stockholders, an amount equal to $5.00 and $7.00 per share, of the Series A and Series B preferred stock, respectively, plus any declared but unpaid dividends, provided however, that the holders of the Series B preferred stock are paid before any payment is made or any assets distributed to the holders of the common stock or Series A preferred stock.

During the years ended June 30, 2005 and 2004, the Company issued 225,000 and 137,162 shares of preferred stock, respectively, for proceeds of $900,000 and $750,034, respectively.

During the year ended June 30, 2004, the Company issued 21,428 shares of Series B preferred stock in connection with the exercise of warrants for proceeds of $149,996. There were no warrants granted to purchase preferred stock during the years ended June 30, 2005 and 2004 or outstanding as of June 30, 2005.

During the year ended June 30, 2004, the Company issued 155,140 shares of Series B preferred stock in connection with the conversion of an aggregate principal amount of $900,000 of convertible notes payable (see Note 5). In addition, the Company issued an additional 57,461 shares of the Company’s Series B preferred stock to the former convertible note holders in connection with the terms of the note conversion agreements (see Note 5).

Subsequent to year end, all preferred stock was converted to common stock in connection with the Merger (see Note 9).

Common Stock

During the years ended June 30, 2005 and 2004, the Company issued 1,230,000 and 2,496 shares of common stock in connection with the exercise of warrants for proceeds of $415,000 and $2, respectively.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 7 – STOCKHOLDERS’ DEFICIT, continued

Warrants

During the year ended June 30, 2005, the Company issued warrants to purchase an aggregate of 950,000 shares of the Company’s common stock in connection with the issuance of Series B preferred stock. The warrants vested immediately, and are exercisable at prices ranging from $0.25 to $0.40 per share for a period of one day. The relative fair value of the warrants at the date of issuance of $675,000 (based on the Black-Scholes pricing model) was recorded as a deemed dividend due to the immediate ability of the preferred stockholders to convert the Series B Shares into common stock and due to the perpetual nature of the Series B preferred shares. The charge to accumulated deficit (deemed dividend) was calculated based upon the relative fair value of the warrants issued under SFAS No. 123.

During the year ended June 30, 2005, the Company issued warrants to purchase 21,900 shares of common stock to employees. The warrants vest ratably over a 36-month period, have an exercise price of $2.50 and expire through November 2007. The warrants were determined to have no value under APB 25.

During the years ended June 30, 2005 and 2004, the Company issued warrants to purchase 280,000 and 20,000 shares, respectively, of the Company's common stock in connection with the issuance of notes payable and convertible notes payable, with relative fair values totaling $100,000 and $9,691, respectively, under SFAS No. 123. The Company recorded such amounts as debt discounts (see Note 5). These warrants vested upon grant, have exercise prices ranging from $0.50 to $2.50 and expire on various dates through November 2006. During the years ended June 30, 2005 and 2004, the Company recognized approximately $22,000 and $2,000, respectively, of expense related to the amortization of these warrants.

During the years ended June 30, 2005 and 2004, the Company issued warrants to purchase 50,000 and 656,900 shares, respectively, of the Company's common stock to employees and outside consultants for services performed and recorded such as compensation expense ratably over the vesting period. These warrants immediately vested or vest ratably over a 36-month period, have exercise prices ranging from $1.00 - $7.50 and expire on various dates through August 2009. During the years ended June 30, 2005 and 2004, the Company recognized consulting expense of approximately $441,000 and $585,000 (under SFAS No. 123), respectively, related to warrants issued for outside services and approximately $151,000 and $229,000 (under APB 25), respectively, of expense related to warrants issued for services performed by employees.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 7 – STOCKHOLDERS’ DEFICIT, continued

	Number of Warrants	Weighted Average Exercise Price Per Share

Warrants outstanding, July 1, 2003	3,003,934	$1.06
Granted	676,900	3.03
Cancelled	—	—
Exercised	(2,496)	—
Warrants outstanding, June 30, 2004	3,678,338	1.41
Granted	1,301,900	0.63
Cancelled	(610,180)	2.24
Exercised	(1,230,000)	0.34
Warrants outstanding, June 30, 2005	3,140,058	$1.36

Warrants exercisable, June 30, 2004	2,810,965	$1.69

Warrants exercisable, June 30, 2005	2,735,421	$1.29

Weighted average fair value of warrants granted in fiscal 2005 and 2004		$0.63

The following outlines the significant assumptions used to calculate the estimated fair value information presented utilizing the Black-Scholes pricing model:

	Year Ended June 30,
	2005	2004

Discount rate	3.00%-4.10%	3.90%-4.10%
Volatility	50%	50%
Expected life in years	3 yrs.	3 yrs.
Expected dividend yield	—	—

The following table summarizes information about warrants outstanding at June 30, 2005:

Exercise Price	Number of Warrants outstanding	Weighted Average Remaining Contractual Life (Years)	Number of Warrants Exercisable

$7.00-$7.50	32,000	3.9	27,000
$6.00	220,000	0.7	211,389
$3.50	112,500	1.7	44,653
$2.50	252,308	1.4	183,606
$1.00	856,000	1.5	671,200
$0.50	1,667,250	1.0	1,597,573

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 8 – INCOME TAXES

The tax effects of temporary differences that give rise to deferred taxes at June 30, 2005 are as follows:

Deferred tax asset:
Net operating loss carryforward	$1,842,000
Accrued expenses and reserves	51,000
Expenses recognized for granting of options and warrants	563,000
Total gross deferred tax asset	2,456,000

Less valuation allowance	(2,456,000)

$—

The valuation allowance increased by approximately $857,000 and $964,000 during the years ended June 30, 2005 and 2004, respectively. No current provision for income taxes for the years ended June 30, 2005 is required, except for minimum state taxes, since the Company incurred taxable losses during such years.

The provision for income taxes for fiscal 2005 and 2004 was $800 and differs from the amount computed by applying the U.S. federal income tax rate of 34% to loss before income taxes as a result of the following:

	2005	2004

Computed tax benefit at federal statutory rate	$(29,000)	$(1,021,000)
State income tax benefit, net of federal effect	(4,000)	(150,000)
Increase in valuation allowance	857,000	964,000
Beneficial conversion and derivative charges	(750,000)	150,000
Other	(73,200)	57,800

	$800	$800

As of June 30, 2005, the Company had net operating loss carryforwards of approximately $4,600,000 for federal and state income tax reporting purposes, which expire at various dates through 2025 and 2015, respectively. The utilization of the net operating loss carry forwards might be limited due to restrictions imposed under federal and state laws upon a change in ownership. The amount of the limitation, if any, has not been determined at this time.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 8 – INCOME TAXES, continued

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As a result of the Company’s continued losses and uncertainties surrounding the realization of the net operating loss carry forwards, the Company has recorded a valuation allowance equal to the net deferred tax asset amount as of June 30, 2005.

NOTE 9 – SUBSEQUENT EVENTS

Equity Compensation Plan

On July 14, 2005, the Company adopted the flexSCAN, Inc. 2005 Equity Compensation Plan (the “Plan”). The Plan provides for grants of incentive stock options, non-qualified stock options and restricted stock awards to directors, officers, employees, and consultants of the Company and provides for the issuance of an aggregate of 5,000,000 shares of the Company’s common stock. The Plan provides that the exercise price of all options (whether incentive or non-statutory), and the purchase price of shares issued pursuant to restricted stock purchase rights, may not be less than 100% of the fair market value of the shares subject to such options or rights on the date of grant. However, the exercise price of incentive stock options granted under the Plan to any individual possessing 10% or more of the voting power of all classes of the Company’s stock may not be less than 110% of the fair market value of a share of common stock on the grant date. The timing of exercise for individual option grants is at the discretion of the Compensation Committee of the Board of Directors, and the options expire no later than ten years after the grant date (five years in the case of incentive stock options granted to individuals possessing 10% or more of the voting power of all classes of the Company’s common stock). Vesting of stock options is determined by the Compensation Committee of the Board of Directors. Subsequent to year end, no options have been granted under the Plan.

Merger

On July 15, 2005, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fuel Corporation of America (“Fuel Corp.”), a publicly traded company whose shares are listed on the OTCBB and FCA Acquisition Corp., which is a wholly-owned subsidiary of Fuel Corp. (the “Merger”). The Merger closed on August 12, 2005. Pursuant to the Merger Agreement, the stockholders of the Company received an aggregate 30,671,207 shares of Common Stock of Fuel Corp. (which represents 92.61% of the total issued and outstanding shares of common stock following the close of the

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 9 – SUBSEQUENT EVENTS, continued

transaction) in exchange for their shares of Company common stock. FCA Sub merged with and into the Company and the combined entity became a wholly owned subsidiary of Fuel Corp. On September 27, 2005, the Company changed its name to flexPlus, Inc. The acquisition was accounted for as a reverse acquisition whereby the assets and liabilities of the Company will be reported at their historical cost. Fuel Corp. had no assets or operations at the date of acquisition.

In connection with the Merger, the Company and Fuel Corp. entered into an Indemnity Agreement with Tryant, LLC, a principal stockholder of Fuel Corp. (“Tryant”), whereby, among other things, Tryant agrees to pay and indemnify the Company and Fuel Corp. with respect to any and all past liabilities of any type or nature of the Company existing at or arising out of any act or occurrence prior to the closing of the Merger Agreement and all other related agreements. As consideration for Tryant entering into the Indemnity Agreement, the Company agreed to pay Tryant $550,000, which will be expensed in the subsequent period. Pursuant to the terms of the Indemnity Agreement, the Company paid $325,000 on the closing of the Merger, $25,000 of which was paid by the Company and included on deposit in a trust account at June 30, 2005. Such amount is included in other current assets in the accompanying balance sheet at June 30, 2005. Fuel Corp. issued a convertible promissory note for the remaining $225,000 (see below).

On September 19, 2005, Fuel Corp. changed its name to flexSCAN, Inc. by merging with and into its wholly-owned subsidiary, flexSCAN, Inc., a Nevada corporation.

Financing Transactions

In July 2005, the Company issued an aggregate of $50,000 in unsecured notes payable to the Company’s Chief Executive Officer. The notes bear interest at 10% per annum. All unpaid principal and interest are due and payable on December 31, 2005.

On August 3, 2005, the Company issued a convertible debenture (the “Debenture”) to Rosfor International, Inc. (“Rosfor”) in the principal amount of $1,000,000. The Debenture bears interest at 10% per annum and is payable quarterly or may be accrued at the holder’s option. All outstanding principal and accrued interest is due and payable on August 3, 2008. Rosfor, at its election, may choose to convert the Debenture and any accrued interest into shares of the Company’s common stock at $0.50 per share. The Debenture is mandatorily convertible upon the occurrence of a (i) qualified financing, as defined, (ii) public offering, as defined, or (iii) consolidation or merger of the Company, as defined, into shares of the Company’s common stock at a conversion rate of $0.50 per share. The Company may, at its option, prepay, in whole or in part, the outstanding principal and accrued interest under the Debenture. In the event of prepayment of the entire Debenture, the Company is required to pay Rosfor 125% of the principal and accrued interest being paid. In the event of partial prepayment of all principal and accrued interest, such payment will be allocated first to any accrued interest and second to principal.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 9 – SUBSEQUENT EVENTS, continued

In connection with the Debenture, Rosfor will receive a warrant for the purchase of 700,000 shares of the Company’s common stock at the time of conversion. Beginning on the conversion date, Rosfor will have the right to exercise the warrant for a period of five years. If the warrant is exercised within 180 days of the conversion date, the exercise price of the warrants will be $1.00 per share and $1.50 per share thereafter.

On August 12, 2005, Fuel Corp. issued a convertible promissory note (the “Note Agreement”) to Tryant in the principal amount of $225,000. Pursuant to the terms of the Note Agreement, a principal payment of $175,000 was due on September 30, 2005 and the remaining balance is due on December 31, 2005. The note is non-interest bearing. In the event of default, interest will accrue on the entire unpaid balance of the note thereafter at a rate of 10% per annum until paid. The terms of the Note Agreement also give Tryant the right to convert the unpaid principal and interest of the note into shares of Fuel Corp.’s common stock at a conversion rate of $0.1125 per share. In addition, Fuel Corp. issued a warrant to Tryant for the purchase of 2,000,000 shares of Fuel Corp.’s common stock at an exercise price of $0.01 per share. The warrant will vest as to 1,555,556 shares of common stock in the event Fuel Corp. does not make a timely payment of $175,000 by September 30, 2005 pursuant to the terms of the Note Agreement. The remaining 444,444 shares will vest in the event Fuel Corp. does not make a timely payment of $50,000 by December 31, 2005 pursuant to the Note Agreement. The warrant is exercisable until the earlier of (i) repayment of the note or (ii) August 12, 2008. On September 30, 2005, Fuel Corp. defaulted on the Note Agreement by failing to make the scheduled principal payment of $175,000 required under the Note Agreement. As a result, 1,555,556 warrant shares became vested and on October 24, 2005, Tryant exercised its warrant as to the 1,555,556 shares of the Fuel Corp.’s common stock at an exercise price of $0.01 per share for an aggregate of $15,556.

On November 15, 2005, Fuel Corp. entered into an Amendment to Convertible Promissory Note (the “Amended Note”). The Amended Note provides for a waiver of the default until December 31, 2005. In consideration of the waiver, Fuel Corp. has agreed to pay to Tryant the sum of $1,000 per day commencing October 15, 2005, up to a cap of $30,000, in addition to the principal amount due under the Note Agreement plus accrued interest, on the earlier of (i) Fuel Corp.’s receipt of funding, or (ii) December 31, 2005. In addition, Fuel Corp. has agreed to file a Registration Statement within 60 days from the earlier of (i) the closing of the next financing by the Company, or (ii) December 31, 2005, which shall include the shares of its common stock held by Tryant, including the 1,555,556 shares issued to Tryant upon its exercise of the warrant dated August 12, 2005 and any other shares which are issuable to Tryant. If Fuel Corp. fails to meet the registration requirements specified in the Amended Note, Fuel Corp.

flexSCAN, Inc.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended June 30, 2005 and 2004

NOTE 9 – SUBSEQUENT EVENTS, continued

is required to pay to Tryant 1.5% of the value of the registerable securities based on a conversion rate of $0.50 per share for every 30 days, on a pro rata daily basis, Fuel Corp. has not met the registration requirements. Fuel Corp. has determined that the liquidated damages clause represents an embedded derivative instrument and will account for the derivative instrument in accordance with SFAS No. 133 and EITF 00-19. In addition, if Fuel Corp. fails to deliver certificates evidencing shares of common stock which Tryant converts pursuant to the Note Agreement or evidencing shares issuable upon exercise of the warrant, for each day that such delivery is not made, Fuel Corp. shall pay to Tryant $100 for every $1,000 in value of the converted or exercised shares, as applicable, based on the conversion rate of $0.50 per share.

On October 27, 2005, Fuel Corp. issued $15,000 and $15,000 in unsecured notes payable to the Company’s Chief Executive Officer and Chief Operating Officer, respectively. The notes bear interest at 10% per annum. All unpaid principal and interest are due and payable on December 31, 2005.